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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 27, 2008

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                             LIGHTSPACE CORPORATION
             (Exact name of registrant as specified in its charter)

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          Delaware                   333-131857                   04-3572975
(State or other jurisdiction   (Commission File No.)            (IRS Employer
     of incorporation)                                       Identification No.)


          529 Main Street, Ste 330
            Boston, Massachusetts                     02129
  (Address of principal executive offices)          (Zip Code)

                                 (617) 868-1700
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

On March 27, 2008, Mr. Joseph Parkinson and Mr. Robert Giannini notified Lightspace Corporation (the "Company") that they resign as Directors of the Company effective March 27, 2008. There were no disagreements between or among Messrs. Parkinson or Giannini and the Company.

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      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 Lightspace Corporation

Date: March 28,2008

                                 By:          /s/ Gary F. Florindo
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                                                Gary F. Florindo
                                       President and Chief Executive Officer

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